      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1999



                                                      REGISTRATION NO. 333-80029

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                3448                          76-0127701
    (State or other jurisdiction of         (Primary Standard Industrial           (I.R.S. Employer
     incorporation or organization)         Classification Code Number)          Identification No.)

                                 7301 FAIRVIEW
                              HOUSTON, TEXAS 77041
                                 (713) 466-7788

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ROBERT J. MEDLOCK
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                 7301 FAIRVIEW
                              HOUSTON, TEXAS 77041
                                 (713) 466-7788

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                WITH A COPY TO:
                              RANDALL G. RAY, ESQ.
                            GARDERE & WYNNE, L.L.P.
                          1601 ELM STREET, SUITE 3000
                            DALLAS, TEXAS 75201-4761
                                 (214) 999-4544

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    As permitted by the Delaware General Corporation Law, the Registrant's Amended and Restated By-Laws provide that the directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities that those persons may incur in their capacities as directors or officers. Furthermore, the Registrant's Restated Certificate of Incorporation eliminates the liability of directors of the Registrant, under certain circumstances, to the maximum extent permitted by the Delaware General Corporation Law.

    The Note Purchase Agreement filed as Exhibit 10.18 hereto contains reciprocal agreements of indemnity between the Registrant and the initial purchasers of the securities offered hereby as to certain liabilities, including liabilities under the Securities Act and in certain circumstances provides for indemnification of the Registrant's directors and officers.

ITEM 21.  EXHIBITS.

      3.1  Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

      3.2  Certificate of Amendment to Restated Certificate of Incorporation of the Registrant
           (filed as Exhibit 3.1.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

      3.3  Certificate of Amendment to Restated Certificate of Incorporation of the Registrant
           (filed as Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1994 and incorporated by reference herein)

      3.4  Certificate of Amendment to Restated Certificate of Incorporation of the Registrant
           (filed as Exhibit 2.4 to the Registrant's registration statement on Form 8-A filed with the Securities and Exchange Commission on July 20, 1998 and incorporated by reference herein)

      3.5  Certificate of Amendment to Restated Certificate of Incorporation of the Registrant
           (filed as Exhibit 3.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

      3.6  Amended and Restated By-Laws of the Registrant, as amended through February 5, 1992
           (filed as Exhibit 3.2 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     *3.7  Amendment No. 1 to the Amended and Restated By-Laws of the Registrant

      4.1  Form of certificate representing shares of Registrant's common stock (filed as
           Exhibit 1 to the Registrant's registration statement on Form 8-A filed with the
           Securities and Exchange Commission on July 20, 1998 and incorporated by reference herein)

      4.2  Credit Agreement, dated March 25, 1998 (the "Credit Agreement"), by and among the
           Registrant, NationsBank, N.A. (as successor in interest to NationsBank of Texas,
           N.A.), as administrative agent ("NationsBank"), NationsBanc Montgomery Securities
           LLC, as arranger and syndication agent, UBS AG (as successor in interest to Swiss
           Bank Corporation), as documentation agent ("UBS"), and the several lenders named therein (filed as Exhibit 4.3 to the Registrant's Annual Report on Form 10-K for
           the fiscal year ended October 31, 1998 and incorporated by reference herein)

      4.3  First Amendment to Credit Agreement, dated May 1, 1998, among the Registrant,
           NationsBank, UBS and the parties named therein (filed as Exhibit 4.4 to the
           Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

      4.4  Second Amendment to Credit Agreement, dated May 5, 1998, among the Registrant,
           NationsBank, UBS and the parties named therein (filed as Exhibit 4.5 to the
           Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     *4.5  Waiver, Consent and Third Amendment to Credit Agreement, dated May 5, 1999, among the Registrant, NationsBank, UBS and the parties named therein

      4.6  Master Assignment and Acceptance, dated as of May 6, 1998, among NationsBank, Swiss
           Bank and the several lenders named therein (filed as Exhibit 4.6 to the
           Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

      4.7  Facility A Notes (Revolving Credit), dated May 6, 1998, of the Registrant in favor of lenders named therein (filed as Exhibit 4.7 to the Registrant's Annual Report on
           Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

      4.8  Facility B Notes (Term Loan), dated May 6, 1998, of the Registrant in favor of lenders named therein (filed as Exhibit 4.8 to the Registrant's Annual Report on
           Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     *4.9  Facility C Notes (364-day Revolving Facility), dated May 5, 1999, of the Registrant in favor of lenders named therein

     4.10  Guaranty, dated May 1, 1998, between NationsBank and A&S Building Systems,
           L.P.(filed as Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.11  Guaranty, dated May 1, 1998, between NationsBank and NCI Building Systems,
           L.P.(filed as Exhibit 4.11 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.12  Guaranty, dated May 1, 1998, between NationsBank and NCI Holding Corp.(filed as
           Exhibit 4.12 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.13  Guaranty, dated May 1, 1998, between NationsBank and NCI Operating Corp.(filed as
           Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.14  Guaranty, dated May 1, 1998, between NationsBank and Metal Building Components
           Holding, Inc.(filed as Exhibit 4.14 to the Registrant's Annual Report on Form 10-K
           for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.15  Guaranty, dated May 1, 1998, between NationsBank and Metal Coaters Holding,
           Inc.(filed as Exhibit 4.15 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.16  Guaranty, dated May 1, 1998, between NationsBank and Metal Building Components,
           L.P. (formerly MBCI Operating, L.P.)(filed as Exhibit 4.16 to the Registrant's
           Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.17  Guaranty, dated May 1, 1998, between NationsBank and Metal Coaters Operating,
           L.P.(filed as Exhibit 4.17 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.18  Guaranty, dated May 13, 1998, between NationsBank and Metal Coaters of California,
           Inc.(filed as Exhibit 4.18 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.19  Pledge Agreement, dated May 1, 1998, between the Registrant and NationsBank (filed as Exhibit 4.19 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.20  Pledge Agreement, dated May 1, 1998, between NCI Holding Corp. and NationsBank
           (filed as Exhibit 4.20 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.21  Pledge Agreement, dated May 13, 1998, between the Metal Coaters Holding, Inc. and
           NationsBank (filed as Exhibit 4.21 to the Registrant's Annual Report on Form 10-K
           for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.22  Assignment of Partnership Interests, dated May 1, 1998, between NCI Operating Corp.
           and NationsBank (filed as Exhibit 4.22 to the Registrant's Annual Report on Form
           10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.23  Assignment of Partnership Interests, dated May 1, 1998, between NCI Holding Corp.
           and NationsBank (filed as Exhibit 4.23 to the Registrant's Annual Report on Form
           10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.24  Assignment of Partnership Interests, dated May 1, 1998, between Metal Building
           Components Holding, Inc. and NationsBank (filed as Exhibit 4.24 to the Registrant's
           Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.25  Assignment of Partnership Interests, dated May 1, 1998, between Metal Coaters
           Holding, Inc. and NationsBank (filed as Exhibit 4.25 to the Registrant's Annual
           Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.26  Promissory Note, dated May 5, 1998, of NCI Holding Corp. in favor of the Registrant
           (filed as Exhibit 4.26 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.27  Note Pledge Agreement, dated May 5, 1998, between the Registrant and NationsBank
           (filed as Exhibit 4.27 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.28  Loan Agreement "A," dated September 1, 1991, between the City of Mattoon and the
           Registrant (filed as Exhibit 4.11 to the Registrant's registration statement no.
           33-45612 and incorporated by reference herein)

     4.29  $250,000 Promissory Note A, dated October 31, 1991, in favor of the City of Mattoon executed by the Registrant (filed as Exhibit 4.12 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.30  Loan Agreement "B," dated September 1, 1991, between the City of Mattoon and the
           Registrant (filed as Exhibit 4.13 to the Registrant's registration statement no.
           33-45612 and incorporated by reference herein)

     4.31  $250,000 Promissory Note B, dated January 20, 1992, in favor of the City of Mattoon executed by the Registrant (filed as Exhibit 4.14 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.32  Stock Retention and Registration Agreement, dated November 13, 1995, by and between the Registrant, Doors & Building Components, Inc., and David B. Curtis (filed as
           Exhibit 4.14 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995, and incorporated by reference herein)

     4.33  7% Convertible Subordinated Debenture dated April 1, 1996, Due April 1, 2001, between NCI Building Systems, Inc. and John T. Eubanks (filed as Exhibit 4.15 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31,
           1996, and incorporated by reference herein)

     4.34  Rights Agreement, dated June 24, 1998, between the Registrant and Harris Trust and
           Savings Bank (filed as Exhibit 2 to the Registrant's registration statement on Form
           8-A and incorporated by reference herein)

     *5.1  Legal Opinion of Gardere & Wynne, L.L.P., regarding the legality of securities being registered

     10.1  Employment Agreement, dated April 10, 1989, between the Registrant and Johnie
           Schulte, Jr. (filed as Exhibit 10.1 to the Registrant's registration statement no.
           33-45612 and incorporated by reference herein)

     10.2  Amendment to Employment Agreement, dated February 21, 1992, between the Registrant and Johnie Schulte, Jr. (filed as Exhibit 10.1.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     10.3  Amended and Restated Bonus Program, as amended and restated on December 11, 1998
           (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     10.4  Amended and Restated Nonqualified Stock Option Plan, as amended and restated on
           December 12, 1996 (filed as Exhibit 10.4 to the Registrant's Annual Report on Form
           10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     10.5  Form of Employee Stock Option Agreement (filed as Exhibit 4.3 to the Registrant's registration statement no. 33-52080 and incorporated by reference herein)

     10.6  Form of Director Stock Option Agreement (filed as Exhibit 4.4 to the Registrant's registration statement no. 33-52080 and incorporated by reference herein)

     10.7  401(k) Profit Sharing Plan (filed as Exhibit 4.1 to the Registrant's registration statement no. 33-52078 and incorporated by reference herein)

     10.8  Form of Metallic Builder Agreement (filed as Exhibit 10.10 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     10.9  Form of A&S Builder Agreement (filed as Exhibit 10.17 to the Registrant's Annual
           Report on Form 10-K for the fiscal year ended October 31, 1992 and incorporated by reference herein)

    10.10  Purchase Agreement, dated September 7, 1994, between NCI Building Systems, L.P.,
           Ellis Building Components, Inc., Tony Ellis and Ronald Ellis (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated October 14, 1994 and incorporated by reference herein)

    10.11  Amendment to Purchase Agreement, dated October 14, 1994, between NCI Building
           Systems, L.P., Ellis Building Components, Inc., Tony Ellis and Ronald Ellis (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated October 14,
           1994 and incorporated by reference herein)

    10.12  Form of Mesco Metal Buildings Agreement (filed as Exhibit 4.13 to the Registrant's
           Annual Report on Form 10-K for the fiscal year ended October 31, 1996 and incorporated by reference herein)

    10.13  Asset Purchase Agreement, dated October 13, 1995, by and among Doors & Building
           Components, Inc., David B. Curtis, DBCI Acquisition Corp. and the Registrant (filed as Exhibit 2 to the Registrant's Current Report on Form 8-K dated November 13, 1995 and incorporated by reference herein)

    10.14  Asset Purchase Agreement, dated April 1, 1996, by and among Anderson Industries,
           Inc., Charles W. Anderson, Thomas L. Anderson, Jr., John T. Eubanks, Robert K.
           Landon, NCI Building Systems, L.P. and the Registrant (filed as Exhibit 2 to the
           Registrant's Current Report on Form 8-K dated April 1, 1996 and incorporated by reference herein)

    10.15  Employment Agreement, dated April 1, 1996, between the Registrant and John T.
           Eubanks (filed as Exhibit 10.19 to the Registrant's Annual Report on Form 10-K for
           the fiscal year ended October 31, 1997 and incorporated by reference herein)

    10.16  Stock Purchase Agreement, dated March 25, 1998, by and among BTR Australia Limited and the Registrant, and joined therein for certain purposes by BTR plc (filed as
           Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated May 19, 1998 and incorporated by reference herein)

    10.17  Letter Agreement, dated May 4, 1998, by and among the Registrant, BTR Australia
           Limited and BTR plc, amending the Stock Purchase Agreement (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated May 19, 1998 and incorporated by reference herein)

   *10.18  Note Purchase Agreement, dated April 30, 1999, by and among the Registrant, the guarantors named therein, Warburg Dillon Read LLC, Montgomery NationsBanc
           Securities LLC, First Union Capital Markets Corp. and Bear, Stearns & Co. Inc.

   *10.19  Registration Rights Agreement, dated May 5, 1999, by and among the Registrant, the guarantors named therein, Warburg Dillon Read LLC, Montgomery NationsBanc
           Securities LLC, First Union Capital Markets Corp. and Bear, Stearns & Co. Inc.

   *10.20  Indenture, dated May 5, 1999, by and among the Registrant, the guarantors named therein and Harris Trust Company of New York

     21.1  List of Subsidiaries (filed as Exhibit 21 to the Registrant's Annual Report on Form
           10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

    *23.1  Consent of Independent Auditors

    *23.2  Consent of Gardere & Wynne, L.L.P. (included in Exhibit 5.1)

    *24.1  Power of Attorney (set forth on page II-7)

   **25.1  Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation
           Designated to Act as Trustee on Form T-1 of Bank of Montreal Trust Company

    *99.1  Letter of Transmittal and Notice of Guaranteed Delivery


------------------------


*   Previously filed.



**  Filed herewith.


ITEM 22.  UNDERTAKINGS.

    The undersigned Registrant hereby undertakes:

    (1) That, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and this offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) That insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (4) To respond to requests for information that is incorporated herein by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    (5) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registrations statement when it became effective.

    (6) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefits plan's annual report pursuant to Section 15(d) of the Exchange
Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on the 9th day of June, 1999.


                                NCI BUILDING SYSTEMS, INC.

                                By:              /s/ JOHNIE SCHULTE
                                     -----------------------------------------
                                                  Johnie Schulte,
                                              CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons and in the capacities indicated on the 9th day of June, 1999.


             NAME                         TITLE
------------------------------  --------------------------
                                Chief Executive Officer
      /s/ JOHNIE SCHULTE          and Director
------------------------------    (principal executive
        Johnie Schulte            officer)

                                Executive Vice President,
              *                   Chief Financial Officer
------------------------------    and Director
      Robert J. Medlock           (principal financial and
                                  accounting officer)

              *
------------------------------  Director
       Thomas C. Arnett

              *
------------------------------  Director
     William D. Breedlove

              *
------------------------------  Director
        Gary L. Forbes

              *
------------------------------  Director, President and
          A.R. Ginn               Chief Operating Officer

              *                 Director and Executive
------------------------------    Vice President,
      Kenneth W. Maddox           Administration

              *
------------------------------  Director
      Robert N. McDonald

              *
------------------------------  Director
      C.A. Rundell, Jr.

              *
------------------------------  Director
       Daniel D. Zabcik


*By:     /s/ JOHNIE SCHULTE
      ------------------------
           Johnie Schulte
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
     3.1   Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     3.2   Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (filed as Exhibit
           3.1.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     3.3   Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (filed as Exhibit
           3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1994 and incorporated by reference herein)

     3.4   Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (filed as Exhibit
           2.4 to the Registrant's registration statement on Form 8-A filed with the Securities and Exchange
           Commission on July 20, 1998 and incorporated by reference herein)

     3.5   Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (filed as Exhibit
           3.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     3.6   Amended and Restated By-Laws of the Registrant, as amended through February 5, 1992 (filed as Exhibit
           3.2 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

    *3.7   Amendment No. 1 to the Amended and Restated By-Laws of the Registrant

     4.1   Form of certificate representing shares of Registrant's common stock (filed as Exhibit 1 to the
           Registrant's registration statement on Form 8-A filed with the Securities and Exchange Commission on
           July 20, 1998 and incorporated by reference herein)

     4.2   Credit Agreement, dated March 25, 1998 (the "Credit Agreement"), by and among the Registrant,
           NationsBank, N.A. (as successor in interest to NationsBank of Texas, N.A.), as administrative agent
           ("NationsBank"), NationsBanc Montgomery Securities LLC, as arranger and syndication agent, UBS AG (as successor in interest to Swiss Bank Corporation), as documentation agent ("UBS"), and the several lenders named therein (filed as Exhibit 4.3 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.3   First Amendment to Credit Agreement, dated May 1, 1998, among the Registrant, NationsBank, UBS and the parties named therein (filed as Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.4   Second Amendment to Credit Agreement, dated May 5, 1998, among the Registrant, NationsBank, UBS and the parties named therein (filed as Exhibit 4.5 to the Registrant's Annual Report on Form 10-K for the
           fiscal year ended October 31, 1998 and incorporated by reference herein)

    *4.5   Waiver, Consent and Third Amendment to Credit Agreement, dated May 5, 1999, among the Registrant,
           NationsBank, UBS and the parties named therein

     4.6   Master Assignment and Acceptance, dated as of May 6, 1998, among NationsBank, Swiss Bank and the several lenders named therein (filed as Exhibit 4.6 to the Registrant's Annual Report on Form 10-K for
           the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.7   Facility A Notes (Revolving Credit), dated May 6, 1998, of the Registrant in favor of lenders named therein (filed as Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
           October 31, 1998 and incorporated by reference herein)

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
     4.8   Facility B Notes (Term Loan), dated May 6, 1998, of the Registrant in favor of lenders named therein
           (filed as Exhibit 4.8 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October
           31, 1998 and incorporated by reference herein)

    *4.9   Facility C Notes (364-day Revolving Facility), dated May 5, 1999, of the Registrant in favor of lenders named therein

     4.10  Guaranty, dated May 1, 1998, between NationsBank and A&S Building Systems, L.P.(filed as Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.11  Guaranty, dated May 1, 1998, between NationsBank and NCI Building Systems, L.P.(filed as Exhibit 4.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.12  Guaranty, dated May 1, 1998, between NationsBank and NCI Holding Corp.(filed as Exhibit 4.12 to the
           Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.13  Guaranty, dated May 1, 1998, between NationsBank and NCI Operating Corp.(filed as Exhibit 4.13 to the
           Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.14  Guaranty, dated May 1, 1998, between NationsBank and Metal Building Components Holding, Inc.(filed as
           Exhibit 4.14 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.15  Guaranty, dated May 1, 1998, between NationsBank and Metal Coaters Holding, Inc.(filed as Exhibit 4.15 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.16  Guaranty, dated May 1, 1998, between NationsBank and Metal Building Components, L.P. (formerly MBCI
           Operating, L.P.)(filed as Exhibit 4.16 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.17  Guaranty, dated May 1, 1998, between NationsBank and Metal Coaters Operating, L.P.(filed as Exhibit
           4.17 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.18  Guaranty, dated May 13, 1998, between NationsBank and Metal Coaters of California, Inc.(filed as
           Exhibit 4.18 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.19  Pledge Agreement, dated May 1, 1998, between the Registrant and NationsBank (filed as Exhibit 4.19 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.20  Pledge Agreement, dated May 1, 1998, between NCI Holding Corp. and NationsBank (filed as Exhibit 4.20 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.21  Pledge Agreement, dated May 13, 1998, between the Metal Coaters Holding, Inc. and NationsBank (filed as
           Exhibit 4.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.22  Assignment of Partnership Interests, dated May 1, 1998, between NCI Operating Corp. and NationsBank
           (filed as Exhibit 4.22 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October
           31, 1998 and incorporated by reference herein)

     4.23  Assignment of Partnership Interests, dated May 1, 1998, between NCI Holding Corp. and NationsBank
           (filed as Exhibit 4.23 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October
           31, 1998 and incorporated by reference herein)

 EXHIBIT
 NUMBER                                                  DESCRIPTION
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
     4.24  Assignment of Partnership Interests, dated May 1, 1998, between Metal Building Components Holding, Inc.
           and NationsBank (filed as Exhibit 4.24 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.25  Assignment of Partnership Interests, dated May 1, 1998, between Metal Coaters Holding, Inc. and
           NationsBank (filed as Exhibit 4.25 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.26  Promissory Note, dated May 5, 1998, of NCI Holding Corp. in favor of the Registrant (filed as Exhibit
           4.26 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.27  Note Pledge Agreement, dated May 5, 1998, between the Registrant and NationsBank (filed as Exhibit 4.27 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

     4.28  Loan Agreement "A," dated September 1, 1991, between the City of Mattoon and the Registrant (filed as
           Exhibit 4.11 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.29  $250,000 Promissory Note A, dated October 31, 1991, in favor of the City of Mattoon executed by the
           Registrant (filed as Exhibit 4.12 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.30  Loan Agreement "B," dated September 1, 1991, between the City of Mattoon and the Registrant (filed as
           Exhibit 4.13 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.31  $250,000 Promissory Note B, dated January 20, 1992, in favor of the City of Mattoon executed by the
           Registrant (filed as Exhibit 4.14 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

     4.32  Stock Retention and Registration Agreement, dated November 13, 1995, by and between the Registrant,
           Doors & Building Components, Inc., and David B. Curtis (filed as Exhibit 4.14 to the Registrant's
           Annual Report on Form 10-K for the fiscal year ended October 31, 1995, and incorporated by reference herein)

     4.33  7% Convertible Subordinated Debenture dated April 1, 1996, Due April 1, 2001, between NCI Building
           Systems, Inc. and John T. Eubanks (filed as Exhibit 4.15 to the Registrant's Annual Report on Form 10-K
           for the fiscal year ended October 31, 1996, and incorporated by reference herein)

     4.34  Rights Agreement, dated June 24, 1998, between the Registrant and Harris Trust and Savings Bank (filed as Exhibit 2 to the Registrant's registration statement on Form 8-A and incorporated by reference herein)

    *5.1   Legal Opinion of Gardere & Wynne, L.L.P., regarding the legality of securities being registered

    10.1   Employment Agreement, dated April 10, 1989, between the Registrant and Johnie Schulte, Jr. (filed as
           Exhibit 10.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

    10.2   Amendment to Employment Agreement, dated February 21, 1992, between the Registrant and Johnie Schulte,
           Jr. (filed as Exhibit 10.1.1 to the Registrant's registration statement no. 33-45612 and incorporated by reference herein)

    10.3   Amended and Restated Bonus Program, as amended and restated on December 11, 1998 (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
    10.4   Amended and Restated Nonqualified Stock Option Plan, as amended and restated on December 12, 1996
           (filed as Exhibit 10.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October
           31, 1998 and incorporated by reference herein)

    10.5   Form of Employee Stock Option Agreement (filed as Exhibit 4.3 to the Registrant's registration statement no. 33-52080 and incorporated by reference herein)

    10.6   Form of Director Stock Option Agreement (filed as Exhibit 4.4 to the Registrant's registration statement no. 33-52080 and incorporated by reference herein)

    10.7   401(k) Profit Sharing Plan (filed as Exhibit 4.1 to the Registrant's registration statement no.
           33-52078 and incorporated by reference herein)

    10.8   Form of Metallic Builder Agreement (filed as Exhibit 10.10 to the Registrant's registration statement
           no. 33-45612 and incorporated by reference herein)

    10.9   Form of A&S Builder Agreement (filed as Exhibit 10.17 to the Registrant's Annual Report on Form 10-K
           for the fiscal year ended October 31, 1992 and incorporated by reference herein)

    10.10  Purchase Agreement, dated September 7, 1994, between NCI Building Systems, L.P., Ellis Building
           Components, Inc., Tony Ellis and Ronald Ellis (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated October 14, 1994 and incorporated by reference herein)

    10.11  Amendment to Purchase Agreement, dated October 14, 1994, between NCI Building Systems, L.P., Ellis
           Building Components, Inc., Tony Ellis and Ronald Ellis (filed as Exhibit 2.2 to the Registrant's
           Current Report on Form 8-K dated October 14, 1994 and incorporated by reference herein)

    10.12  Form of Mesco Metal Buildings Agreement (filed as Exhibit 4.13 to the Registrant's Annual Report on
           Form 10-K for the fiscal year ended October 31, 1996 and incorporated by reference herein)

    10.13  Asset Purchase Agreement, dated October 13, 1995, by and among Doors & Building Components, Inc., David
           B. Curtis, DBCI Acquisition Corp. and the Registrant (filed as Exhibit 2 to the Registrant's Current
           Report on Form 8-K dated November 13, 1995 and incorporated by reference herein)

    10.14  Asset Purchase Agreement, dated April 1, 1996, by and among Anderson Industries, Inc., Charles W.
           Anderson, Thomas L. Anderson, Jr., John T. Eubanks, Robert K. Landon, NCI Building Systems, L.P. and
           the Registrant (filed as Exhibit 2 to the Registrant's Current Report on Form 8-K dated April 1, 1996 and incorporated by reference herein)

    10.15  Employment Agreement, dated April 1, 1996, between the Registrant and John T. Eubanks (filed as Exhibit
           10.19 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1997 and incorporated by reference herein)

    10.16  Stock Purchase Agreement, dated March 25, 1998, by and among BTR Australia Limited and the Registrant, and joined therein for certain purposes by BTR plc (filed as Exhibit 2.1 to the Registrant's Current
           Report on Form 8-K dated May 19, 1998 and incorporated by reference herein)

    10.17  Letter Agreement, dated May 4, 1998, by and among the Registrant, BTR Australia Limited and BTR plc, amending the Stock Purchase Agreement (filed as Exhibit 2.2 to the Registrant's Current Report on Form
           8-K dated May 19, 1998 and incorporated by reference herein)

   *10.18  Note Purchase Agreement, dated April 30, 1999, by and among the Registrant, the guarantors named therein, Warburg Dillon Read LLC, Montgomery NationsBanc Securities LLC, First Union Capital Markets
           Corp. and Bear, Stearns & Co. Inc.

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
   *10.19  Registration Rights Agreement, dated May 5, 1999, by and among the Registrant, the guarantors named therein, Warburg Dillon Read LLC, Montgomery NationsBanc Securities LLC, First Union Capital Markets
           Corp. and Bear, Stearns & Co. Inc.

   *10.20  Indenture, dated May 5, 1999, by and among the Registrant, the guarantors named therein and Harris
           Trust Company of New York

    21.1   List of Subsidiaries (filed as Exhibit 21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and incorporated by reference herein)

   *23.1   Consent of Independent Auditors

   *23.2   Consent of Gardere & Wynne, L.L.P. (included in Exhibit 5.1)

   *24.1   Power of Attorney (set forth on page II-7)

  **25.1   Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as
           Trustee on Form T-1 of Bank of Montreal Trust Company

   *99.1   Letter of Transmittal and Notice of Guaranteed Delivery


------------------------


*   Previously filed.



**  Filed herewith.